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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 13, 2002


                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



            CANADA                       1-12284                98-0101955
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



    10579 BRADFORD ROAD, SUITE 103
         LITTLETON, COLORADO                                    80127-4247
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (303) 830-9000


                                    NO CHANGE
          (Former name or former address, if changed since last report)





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                                EXPLANATORY NOTE

         This amendment to the Current Report on Form 8-K dated September 13, 2002 (the "Report") amends Item 7 (i) to delete the reference to pro forma financial information based upon the Company's determination, in consultation with its accountants, that the acquisition of the Wassa gold mine does not constitute the acquisition of a business pursuant to Regulation S-X 11-01(d), and thus that neither financial statements nor pro forma financial information are required, and (ii) to reference the exhibits previously filed with the Report.

         This Form 8-K/A constitutes Amendment No. 1 to the Report.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial statements by businesses acquired.

     Not Applicable.

     (b) Pro forma financial information.

     Not Applicable.

     (c) Exhibits.

         EXHIBIT
           NO.       DESCRIPTION
         -------     ---------------------------------------------------------------------------------------------------
            2.1      Agreement for the Sale and Purchase of Certain of the Assets of Satellite Goldfields Limited
                     between The Law Debenture Trust Corporation P.L.C. and Wexford Goldfields Limited dated March 1,
                     2002.*

            2.2      Agreement for the Sale and Purchase of Certain of the Assets of Satellite Goldfields Limited
                     between Satellite Goldfields Limited, The Law Debenture Trust Corporation P.L.C. and Wexford
                     Goldfields Limited dated March 15, 2002.*

            2.3      Common Terms Agreement for Wassa Gold Project between Wexford Goldfields Limited, any other
                     Obligor Party thereto from time to time, Standard Bank London Limited and The Law Debenture
                     Trust Corporation P.L.C. dated June 26, 2002.*

            2.4      Wassa Project Facility Agreement between Wexford Goldfields Limited, the lenders listed in
                     Schedule 1 thereto and Standard Bank London Limited dated June 25, 2002.*

            2.5      Royalty Agreement between Wexford Goldfields Limited and The Law Debenture Trust Corporation
                     P.L.C. dated June 26, 2002.*

            2.6      Agreement for the Sale and Purchase of 90% of the Issued Capital of Wexford Goldfields Limited
                     between The Law Debenture Trust Corporation P.L.C. and Wasford Holdings dated June 26, 2002, and amendment thereto dated September 13, 2002.*

            2.7      Support Agreement for Wassa Gold Project between Golden Star Resources Ltd. and Standard Bank
                     London Limited dated September 13, 2002.*

            2.8      Wassa Project Conversion Agreement between Wexford Goldfields Limited, Bayerische Hypo-Und
                     Vereinsbank AG, Dresdner Bank AG London Branch, Fortis Bank (Nederland) N.V. and Standard Bank
                     London Limited dated September 13, 2002.*

            2.9      Wassa Gold Project Second Royalty Agreement between Wexford Goldfields Limited, the persons from time to time party thereto and Standard Bank London Limited dated September 13, 2002.*

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         *    Filed with the Company's Current Report on Form 8-K, filed on
              September 30, 2002, which is amended by this Form 8-K/A.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 27, 2002

                                              GOLDEN STAR RESOURCES LTD.


                                              By:  /s/ Allan J. Marter
                                                 -------------------------------
                                                 Allan J. Marter
                                                 Chief Financial Officer



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